Filed Pursuant to Rule 497(e)

Registration No. 333-124430

KEELEY Funds, Inc.

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 28, 2025, to the Funds’

Prospectus and Summary Prospectuses dated January 28, 2025

On May 1, 2025, Keeley-Teton Advisors, LLC (“Keeley Teton”) announced that it had agreed to transfer its investment management business to its affiliate, Gabelli Funds, LLC (the “Transaction”). The Transaction will not result in any change to the services provided under the investment advisory agreement. Except as indicated in the following paragraph, the personnel of Keeley Teton who perform such services will continue to perform the same services on behalf of Gabelli Funds, LLC, which will assume the investment advisory agreement. In addition, Gabelli Funds, LLC will assume Keeley Teton’s obligations under the Operating Expenses Limitation Agreement.

Following the consummation of the Transaction, Thomas E. Browne, Jr. and Brian P. Leonard will continue to serve as portfolio managers of the Funds; however, the Investment Research Advisory Committee established by Keeley Teton will not remain in place, and Nicholas F. Galluccio, Scott R. Butler, Hendi Susanto, Macrae Sykes and Brian Sponheimer will no longer serve as portfolio managers of the Keeley Small-Mid Cap Value Fund.

There will be no change of actual control or management of the Funds’ investment adviser. The Transaction will not constitute an “assignment” of the investment advisory agreement for purposes of the Investment Company Act of 1940, and therefore, a shareholder vote is not required. On May 13, 2025, the Board of Directors of Keeley Funds, Inc. approved the re-execution of the investment advisory agreement.

Accordingly, effective May 28, 2025, the following changes are hereby made to the Prospectus and Summary Prospectuses: all references to “Keeley-Teton Advisors, LLC” are replaced with “Gabelli Funds, LLC”; all references to the Investment Research Advisory Committee are removed; and Nicholas F. Galluccio, Scott R. Butler, Hendi Susanto, Macrae Sykes and Brian Sponheimer are removed as portfolio managers of the Keeley Small-Mid Cap Value Fund.

In addition, effective June 27, 2025, the Funds will be renamed as follows:

Current Name	New Name
Keeley Mid Cap Dividend Value Fund	Keeley Gabelli Mid Cap Dividend Fund
Keeley Small-Mid Cap Value Fund	Keeley Gabelli SMID Cap Value Fund
Keeley Small Cap Dividend Value Fund	Keeley Gabelli Small Cap Dividend Fund

Accordingly, effective on such date, all references in the Prospectus and Summary Prospectuses to each Fund’s current name are hereby replaced with the new name indicated above.

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SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE